MERRILL LYNCH
SHORT-TERM
GLOBAL INCOME
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report

September 30, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                            #11634 -- 9/97



[RECYCLE LOGO}
Printed on post-consumer recycled paper



MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Edward F. Gobora, Vice President
Stephen Yardley, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



   Merrill Lynch Short-Term Global Income Fund, Inc., September 30, 1997

DEAR SHAREHOLDER

Portfolio Strategy
During the three-month period ended September 30, 1997, we constructed the portfolio to overweight dollar bloc bond markets since they offered more attractive yields. In addition, the US dollar remained firm while we continued with our dollar hedges. The currency hedging helped reduce the negative impact of US dollar strength on the Fund's net asset values, while the higher relative yields in the bond markets enhanced income.

The strength of the US economy and interest rate differentials in favor of the US fixed-income market were significant fundamental factors holding the dollar at higher levels against the majority of global currencies. In addition, various comments by US Government officials displayed the Clinton Administration's preference for a stronger dollar.

Our fixed-income positions emphasized the short-term areas of the markets. In addition to approximately 85% of the portfolio invested in the US market, our exposures were also in the relatively high-yielding markets of Italy, New Zealand, the United Kingdom and Australia. Fully hedged positions in Canada also were maintained. These positions created a strong income stream while limiting price volatility. The portfolio's bond positions remained primarily at the short-term end of the yield curves of higher-yielding countries, while currency exposures were generally hedged into the US dollar.

Market Review
North America
During the quarter ended September 30, 1997, the US Federal Reserve Board left short-term interest rates unchanged since the US economy is expected to moderate without further monetary restraint. In addition, with the budget accord struck between the White House and Congress designed to balance the budget by 2002, US bonds traded firmly. Investors focused on reduced debt issuance by the Government and the drag of reduced public spending on the economy. The lack of any price pressures on consumers and producers also supported US markets during the September quarter.

In Canada, the lack of price pressures restrained the Bank of Canada from increasing interest rates. With inflation remaining below 2%, the central bank did not react to the economy growing at a 4% rate year-on-year with new orders and shipments continuing at record pace. However, the Bank of Canada warned investors of an impending move.

Europe
Although there were declines in August, most European bonds remained firm with long-term interest rates declining as inflation results continued to positively affect markets. In Spain, consumer prices rose on an annualized basis to 1.6%, while Sweden displayed a 1.5% annualized rise. Similar inflation results caused further monetary policy easing by the central banks of various countries such as France, Portugal, Italy and Spain, where short-term borrowing rates were reduced. However, as we ended the period European economies began to show signs of sustainable economic growth. In addition, signs of inflation cycles bottoming were evident in various Nordic countries, the United Kingdom and in Germany. Any evidence of inflation exceeding 2% in Germany with continued weakness in the Deutschemark should bring a prompt response by the Bundesbank. During the month of August, a potential Bundesbank move was discounted into lower prices of European bonds. This scenario may continue as we enter the fourth quarter of 1997.

The beginning of the September quarter was dominated by continued strength in the US dollar. In Germany, high unemployment and deteriorating confidence in Germany's economic performance contributed to the Deutschemark's depreciation. However, Bundesbank President Tietmeyer stated that he was against any further rise in the US dollar against the Deutschemark, and a decrease in short-term interest rates was unlikely in the near future. This helped to reverse the trend in the US dollar versus the Deutschemark, with the currency relatively unchanged for the quarter.

Discussions in Italy focused on participation in the European Monetary Union (EMU) and budgetary issues. Earlier in the year, the EMU statistical office approved Italy's tax computation, which increased the government's chances of meeting the deficit/gross domestic product
(GDP) requirement necessary for EMU participation. Various European leaders commented on Italy's prospects for EMU entry and the Italian government reaffirmed its commitment to meeting EMU criteria. The Italian government's three-year economic and financial plan is intended to reduce the deficit by an additional 25 trillion Italian lira in 1998 and reduce the deficit/GDP ratio to 2.8%. However, as of September 30, 1997, the budget was not yet approved. While the government is making every possible effort to qualify for EMU in the first round, it is uncertain that they will achieve all of their optimistic targets unless the budget is approved.The European Union Commission (EUC) forecast that 13 of the 15 member states would meet the Maastricht Treaty budget deficit criteria in 1997, excluding Greece and Italy. However, it indicated that Germany and France risk exceeding the 3% deficit/ GDP target, and predicted that Italy's deficit/GDP ratio would reach 3.9% in 1998. In addition, EUC Finance Ministers met to discuss the movement toward a single European currency. The ministers agreed to announce the Euro conversion rates at the time initial members were chosen in spring 1998. While no method of determination was agreed on, preference was for existing European Rate Mechanism interest rates. In addition, EUC members agreed the bilateral exchange rates would be defended.

In the United Kingdom, the Monetary Policy Committee once again moved official interest rates from 6.75% to 7.00% in August as growth continued in an excessive manner. In addition, price measure continued to exceed the 2.5% target. In September, the government appeared to become pro EMU which allowed UK bond markets to rally.

Pacific Basin
During the quarter ended September 30, 1997, the New Zealand currency declined as its Federal Reserve Governor Brash stated that the exchange rate had risen to undesirable levels. In addition, the Australian currency was under pressure, as anticipation of continued interest rate declines became prevalent. We reduced our exposure to both these countries during the quarter as spreads narrowed and the currencies came under pressure.

As the Asian currency crisis continued, investors continued to look to governmental authorities to take necessary policy reform actions to restore confidence. At the Group of Seven meeting in Hong Kong in September, members agreed to monitor the recent developments in Southeast Asia and to assist Thailand. They also warned against excessive yen depreciation. In general, we reduced the Fund's exposures in the Pacific Basin markets.

Although the US dollar maintained its upward trend against the yen, US officials expressed concern over the Japanese economy and its trade imbalance. US Deputy Treasury Secretary Lawrence Summers stated that Japan's increasing current account surplus was still worrying and that markets remained concerned about Japan's ability to boost domestic demand. In addition, US Treasury Secretary Rubin reiterated that a sustained increase in Japan's global trade surplus was not in the best interest of Japan or the rest of the world, and that Japan must stimulate domestic demand. While difficulties in the Asian region contributed to the volatility of the Japanese currency, the Bank of Japan Governor Matsushita stated that he expects the Southeast Asian crisis to have a limited effect on the Japanese economy. These factors may reduce the prospects for continued yen depreciation.

In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/ALEX V. BOUZAKIS
Alex V. Bouzakis
Vice President and
Senior Portfolio Manager

/S/EDWARD F. GOBORA
Edward F. Gobora
Vice President and
Portfolio Manager

/S/STEPHEN YARDLEY
Stephen Yardley
Vice President and
Portfolio Manager

November 5, 1997



PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual
Total Return

                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class A Shares*
Year Ended 9/30/97                 +5.05%                 +0.84%
Inception (10/21/94)
through 9/30/97                    +4.94                  +3.49

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                  % Return               % Return
                                Without CDSC            With CDSC**
Class B Shares*
Year Ended 9/30/97                 +3.28%                 -0.65%
Five Years Ended 9/30/97           +3.17                  +3.17
Inception (8/3/90)
through 9/30/97                    +3.05                  +3.05

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                  % Return               % Return
                                Without CDSC            With CDSC**
Class C Shares*
Year Ended 9/30/97                 +3.64%                 +2.65%
Inception (10/21/94)
through 9/30/97                    +3.06                  +3.06

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                              % Return Without        % Return With
                                Sales Charge          Sales Charge**
Class D Shares*
Year Ended 9/30/97                 +3.84%                 -0.31%
Five Years Ended 9/30/97           +3.69                  +2.85
Inception (8/3/90)
through 9/30/97                    +3.61                  +3.02

* Maximum sales charge is 4%.
** Assuming maximum sales charge.





Recent Performance Results

                                                                                                  12 Month           3 Month
                                               9/30/97          6/30/97          9/30/96          % Change          % Change

Class A Shares*                                 $7.77            $7.81            $7.82            -0.64%            -0.51%
Class B Shares*                                  7.70             7.74             7.82            -1.53             -0.52
Class C Shares*                                  7.59             7.60             7.68            -1.17             -0.13
Class D Shares*                                  7.70             7.74             7.82            -1.53             -0.52
Class A Shares -- Total Return*                                                                    +5.05(1)          +0.89(2)
Class B Shares -- Total Return*                                                                    +3.28(3)          +0.68(4)
Class C Shares -- Total Return*                                                                    +3.64(5)          +1.07(6)
Class D Shares -- Total Return*                                                                    +3.84(7)          +0.82(8)
Class A Shares -- Standardized 30-day Yield      5.02%
Class B Shares -- Standardized 30-day Yield      4.39%
Class C Shares -- Standardized 30-day Yield      4.27%
Class D Shares -- Standardized 30-day Yield      4.74%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.437 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.110 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.373 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.093 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.364 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.091 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.415 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.104 per share ordinary income dividends.






                                                            Merrill Lynch Short-Term Global Income Fund, Inc., September 30, 1997

SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)

                            Face      Maturity                                                 Interest               Percent of
COUNTRIES                  Amount       Date                            Issue                    Rate+      Value     Net Assets

Canada           C$        500,000     2/01/00  Government of Canada (1)                         5.50%     $367,270      0.19%
                         5,235,000    12/19/97  Toyota Motor Credit Corp. (2)                    6.25     3,809,338      1.99
                                                                                              -------  ------------   -------
                                                Total Investments in Canada (Cost --
                                                $4,314,991)                                               4,176,608      2.18
                                                                                                       ============   =======

Germany          DM      4,500,000     5/15/00  Bundes Obligations (1)                          5.875     2,644,540      1.38
                         8,221,183    10/06/97  Grand Cayman, Time Deposit (2)                   3.00     4,656,311      2.43
                         4,618,579    11/13/97  Grand Cayman, Time Deposit (2)                  3.062     2,615,869      1.37
                                                                                              -------  ------------   -------
                                                Total Investments in Germany (Cost --
                                                $9,638,249)                                               9,916,720      5.18
                                                                                                       ============   =======

Italy           Lit  4,990,000,000    10/14/97  ABB Finance Inc. (2)                            11.40     2,906,518      1.52
                                                                                              -------  ------------   -------
                                                Total Investments in Italy (Cost --
                                                $3,262,771)                                               2,906,518      1.52
                                                                                                       ============   =======

New Zealand     NZ$     15,000,000    11/21/97  New Zealand Treasury Bill (1)                    7.98     9,590,474      5.01
                                                                                              -------  ------------   -------
                                                Total Investments in New Zealand (Cost --
                                                $9,402,560)                                               9,590,474      5.01
                                                                                                       ============   =======

United Kingdom  #        2,135,000     8/10/99  Abbey National PLC (2)                           6.00     3,375,662      1.76
                         1,300,000     2/25/00  Daimler Benz UK (2)                              7.00     2,078,779      1.08
                                                                                              -------  ------------   -------
                                                Total Investments in the United Kingdom
                                                (Cost -- $5,549,954)                                      5,454,441      2.84
                                                                                                       ============   =======

United States   US$      8,000,000    10/06/97  Asset Securitization Co. (2)                     5.51     7,993,878      4.17
                         5,000,000    10/06/97  BBL North America (2)                            5.51     4,996,173      2.61
                         6,000,000    10/27/97  Corporate Asset Funding Co. Inc. (2)             5.52     5,976,080      3.12
                         7,000,000    10/24/97  Corporate Receivables Corp. (2)                  5.54     6,975,224      3.64
                         6,000,000    10/03/97  Creditanstalt Finance, Inc. (2)                  5.53     5,998,157      3.13
                         8,000,000    10/02/97  Dresdner US Finance Inc. (2)                     5.53     7,998,771      4.18
                         8,000,000    10/21/97  Eureka Securitization PLC (2)                    5.52     7,975,467      4.16
                        10,000,000    10/15/97  Federal Home Loan Mortgage Corp. (3)             5.41     9,978,961      5.21
                         8,000,000    10/17/97  Federal Home Loan Mortgage Corp. (3)             5.41     7,980,764      4.17
                        45,000,000    11/13/97  Federal Home Loan Mortgage Corp. (3)             5.44    44,707,600     23.34
                         7,422,000    10/01/97  General Motors Acceptance Corp. (2)              6.50     7,422,000      3.87
                         8,000,000    10/23/97  Monte Rosa Capital Corp. (2)                     5.58     7,972,720      4.16
                         5,000,000    10/01/97  National Australia Funding (Delaware) Inc. (2)   5.50     5,000,000      2.61
                         8,000,000    10/07/97  Old Line Funding Corp. (2)                       5.57     7,992,573      4.17
                         6,000,000    10/09/97  Park Avenue Receivables Corp. (2)                5.52     5,992,640      3.13
                         7,000,000    11/07/97  Unifunding Inc. (2)                              5.52     6,960,287      3.63
                         8,000,000    10/10/97  Windmill Funding Corp. (2)                       5.55     7,988,900      4.17
                                                                                              -------  ------------   -------
                                                Total Investments in the United States
                                                (Cost -- $159,910,195)                                  159,910,195     83.47
                                                                                                       ============   =======
                                                Total Investments (Cost -- $192,078,720)                191,954,956    100.20
                                                                                                       ============   =======


OPTIONS                             Nominal Value                                             Strike
WRITTEN                           Covered by Options                                           Price

                Currency             4,500,000  Bundesobligation, expiring October 1997      DM 104.05        (508)     (0.00)
                Call Options                                                                          ------------    -------
                Written
                                                Total Options Written (Premiums Received --
                                                $507)                                                         (508)     (0.00)
                                                                                                       ============   =======

                Total Investments, Net of Options Written (Cost -- $192,078,213)                        191,954,448    100.20

                Unrealized Depreciation on Forward Foreign Exchange Contracts++                            (239,657)    (0.13)

                Liabilities in Excess of Other Assets                                                      (138,487)    (0.07)
                                                                                                       ------------   -------
                Net Assets                                                                             $191,576,304    100.00%
                                                                                                       ============   =======

                Net Asset Value:     Class A -- Based on net assets of $3,138 and 404 shares
                                                outstanding                                                   $7.77
                                                                                                       ============
                                     Class B -- Based on net assets of $176,647,321 and 22,941,013
                                                shares outstanding                                            $7.70
                                                                                                       ============
                                     Class C -- Based on net assets of $354,301 and 46,668 shares
                                                outstanding                                                   $7.59
                                                                                                       ============
                                     Class D -- Based on net assets of $14,571,544 and 1,891,762
                                                shares outstanding                                            $7.70
                                                                                                       ============

    Corresponding industry groups for securities (percent of net assets):
(1) Sovereign Government Obligations -- 6.58%
(2) Financial Services -- 60.90%
(3) Sovereign/Regional Government Obligations -- Agency -- 32.72%
 +  Commercial Paper and certain US Treasury and Foreign Treasury
    Obligations are traded on a discount basis; the interest rates shown represent the yield-to-maturity at the time of purchase by the Fund.
    Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at September 30, 1997.

++ Forward foreign exchange contracts as of September 30, 1997 were as follows:


                                                            Unrealized
                                             Expiration    Appreciation
Foreign Currency Purchased                      Date      (Depreciation)
NZ$          15,000,000                     October 1997      $54,825

Total (US$ Commitment -- $9,540,000)                           54,825
                                                            ---------

Foreign Currency Sold

C$         6,166,985                        October 1997        6,160
Chf       12,211,022                        October 1997      (16,538)
DM         1,697,204                        October 1997         (760)
#          3,655,791                        October 1997      (53,104)
Lit    6,193,130,679                        October 1997       (1,921)
NZ$       29,826,078                        October 1997     (228,319)

Total (US$ Commitment -- $42,144,911)                        (294,482)
                                                            ---------
Total Unrealized Depreciation on
Forward Foreign Exchange Contracts -- Net                   $(239,657)
                                                            =========

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